SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):26-Nov-2001

Structured Asset Securities Corporation

(Exact name of registrant as specified in its charter)


          Delaware                      333-63602          74-2440850
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


101 Hudson Street
Jersey City, New Jersey                                                07302
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 884-6292
Item 5. Other Events

On     26-Nov-2001   a scheduled distribution was made from the Trust
       to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Nov-2001
       The Monthly Report is filed pursuant to and in accordance with
       (1) numerous no-action letters (2) current Commission policy in the area.





       A.   Monthly Report Information
            See Exhibit No.1


       B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

       C.   Item 1: Legal Proceedings:  NONE

       D.   Item 2: Changes in Securities:   NONE

       E.   Item 4: Submission of Matters to a Vote of
            Certificateholders:  NONE

       F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
       Exhibit No.

   1.)     Monthly Distribution Report Dated         26-Nov-2001


Structured Asset Securities Corporation
Series 2001-16H

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Nov-2001

DISTRIBUTION SUMMARY

                           Beginning             Current Period         Accrued
            Original Current Principa Principal    Pass-Through        Interest
 Class   Face Value           Amount Distribution          Rate Distributed (1)
A1       140000000.00    140000000.00  1628857.76       7.00000%       816666.67
A2       115858000.00    115858000.00  1347972.87       6.50000%       627564.17
A3         8275571.00      8275571.00        0.00       7.00000%        48274.16
AX        18979199.00     18979199.00        0.00       7.00000%       110711.99
AP          750807.00       750807.00      742.85       0.00000%            0.00
B1         2777000.00      2777000.00     1967.81       6.00000%        13885.00
BX-1        396714.00       396714.00        0.00       7.00000%         2314.17
B2         2116000.00      2116000.00     1499.42       6.00000%        10580.00
BX-2        302285.00       302285.00        0.00       7.00000%         1763.33
B3         1454000.00      1454000.00     1030.32       7.00000%         8481.67
B4          396000.00       396000.00      280.61       7.00000%         2310.00
B5          397000.00       397000.00      281.32       7.00000%         2315.83
B6          796527.00       796527.00      564.43       7.00000%         4646.41
R              100.00          100.00      100.00       7.00000%            0.58


                      Net Prepayment  Certificate       Ending
       Realized Loss      Interest      Interest   Current Prin
           Principal      Shortfall   Shortfall         Amount
Class
     A1          0.00            0.00        0.00   138371142.24
     A2          0.00            0.00        0.00   114510027.13
     A3          0.00            0.00        0.00     8179287.65
     AX          0.00            0.00        0.00    18647368.01
     AP          0.00            0.00        0.00      750064.15
     B1          0.00            0.00        0.00     2775032.19
   BX-1          0.00            0.00        0.00      396433.17
     B2          0.00            0.00        0.00     2114500.58
   BX-2          0.00            0.00        0.00      302071.51
     B3          0.00            0.00        0.00     1452969.68
     B4          0.00            0.00        0.00      395719.39
     B5          0.00            0.00        0.00      396718.68
     B6          0.00            0.00        0.00      795962.57
      R          0.00            0.00        0.00           0.00


AMOUNTS PER $1,000 UNIT
                                                       Realized          Ending
                                Prin         Int Loss Principal       Curr Prin
Class  Cusip            Distribution Distribution     Allocated          Amount
A1     86358RLJ4          11.63469829 5.833333357              0     988.3653017
A2     86358RLK1          11.63469825 5.416666695              0     988.3653017
A3     86358RLL9                    0  5.83333283              0     988.3653529
AX     86358RLM7                    0 5.833333114              0     982.5160698
AP     86358RLN5           0.98940207           0              0     999.0105979
B1     86358RLP0          0.708610011           5              0       999.29139
BX-1   86358RLQ8                    0 5.833345937              0     999.2921097
B2     86358RLR6          0.708610586           5              0     999.2913894
BX-2   86358RLS4                    0  5.83333609              0     999.2937507
B3     86358RLT2          0.708610729 5.833335626              0     999.2913893
B4     86358RLV7          0.708611111 5.833333333              0     999.2913889
B5     86358RLW5           0.70861461 5.833324937              0     999.2913854
B6     86358RLX3           0.70861377 5.833336472              0     999.2913862
R      86358RLU9                 1000         5.8              0               0


i) Beginning Aggregate Scheduled Principal Balanc$264,545,434.58
     Scheduled Principal                            $187,572.30
     Curtailments                                    $53,478.43
     Paid in Full                                 $2,742,246.67
     Liquidation Proceeds                                 $0.00
     Insurance Proceeds                                   $0.00
     Realized Loss                                        $0.00
     Ending Aggregate Scheduled Principal Balance$261,562,137.18

     Non-PO Balance                              $263,794,627.75

ii) Aggregate Advances
         Principal Advances                         $125,858.30
         Net Interest Advances                    $1,094,332.74

iii) Realized Losses

Current:
       Realized Losses
                     Count           Balance
                                0.00        0.00
       Special Hazard Loss Amount
                                 0.00        0.00
       Fraud Loss Amount
                                 0.00        0.00

Cumulative:
       Realized Losses
                     Count           Balance
                                0.00        0.00
       Special Hazard Loss Amount
                                0.00        0.00
       Fraud Loss Amount
                                0.00        0.00

Loss Limits:
       Realized Losses
                     NA
       Special Hazard Loss Amount
                          2645454.00
       Fraud Loss Amount
                          2645454.00





iv) Servicing Fee                       55113.51
Primary Mortgage Insurance              63148.62
Trustee Fee                               661.87




Outstanding Loans    31-60 Days Delinquent
Count  Balance       Count           Balance
2,179  261,562,137   8               1,005,402

61-90 Days Delinquent91 Days or More Delinquent
Count  Balance       Count           Balance
1      146,299       0               0


vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
Outstanding Loans    31-60 Days Delinquent
Count  Balance       Count           Balance
0      0             0               0

61-90 Days Delinquent91 Days or More Delinquent
Count  Balance       Count           Balance
0      0             0               0

vii) Mortgage Loans in REO Property

Loan Number          Principal BalancDeemed Principal Balance






* Loans becoming REO Property during preceding calendar month



viii) Deleted and Qualifying Sustitute Mortgage Loans
Deleted              Deleted
Loan Number          Principal Balance
None                 None

Substitute           Substitute
Loan Number          Principal Balance
None                 None




ix) Accrued and Unpaid Principal           $0.01











       SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Structured Asset Securities Corporation, Mortgage Pass-Through
 Certificates, Series 2001-16H


                        By: /s/ Eve Kaplan
                        Name: Eve Kaplan
                        US Bank, NA